  October 28, 2015

Summary
Prospectus

Victory CEMP Enhanced Fixed Income Fund

(formerly Compass EMP Enhanced Fixed Income Fund)

Class A   CEBAX

Class C   CEBCX

Class I   CEBIX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated October 28, 2015 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.CompassEMPFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e–mail request to CompassEMPFunds.com.

You may also obtain this information at no cost from your financial intermediary.

CompassEMPFunds.com
800-539-3863

Victory CEMP Enhanced Fixed Income Fund Summary

Investment Objective

The Fund's objective is total return.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 12 of the Fund's Prospectus and in Additional Purchase, Exchange and Redemption Information on page 60 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	NONE	1.00%[1]	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses[2]	0.29%	0.24%	0.27%
Acquired Fund Fees and Expenses[3]	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	0.99%	1.69%	0.72%
Fee Waivers and Expense Reimbursement[4]	(0.23)%	(0.18)%	(0.21)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[4]	0.76%	1.51%	0.51%

1The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

2Restated to reflect current contractual fees.

3Acquired Fund Fees and Expenses ("AFFE") are fees and expenses of investment companies in which the Fund invests which are indirectly incurred by the Fund.

4The Adviser has contractually agreed to waive its management fee and/or reimburse expenses through at least April 30, 2017 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding AFFE, and certain other items such as interest, taxes and brokerage commissions) do not exceed 0.88%, 1.63%, and 0.63% of the Fund's Class A, Class C and Class I shares respectively. In addition, the Adviser has contractually agreed to waive its management fee and/or reimburse expenses an additional amount through at least October 31, 2016 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding Acquired Fund Fees and Expenses, and certain other items such as interest, taxes and brokerage commissions) do not exceed 0.71%, 1.46%, and 0.46% of the Fund's Class A, Class C and Class I shares, respectively. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it or by the Fund's predecessor advisor for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment. This agreement may only be terminated by the Fund's Board of Trustees.

Victory CEMP Enhanced Fixed Income Fund Summary (continued)

Fund Fees and Expenses (continued)

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$276	$483	$711	$1,365
Class C (If you sell your shares at the end of the period.)	$254	$515	$900	$1,982
Class I	$52	$207	$378	$873

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

Class	1 Year	3 Years	5 Years	10 Years
Class C	$154	$515	$900	$1,982

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0.0% of the average value of its portfolio.

Victory CEMP Enhanced Fixed Income Fund Summary (continued)

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in fixed income securities, which it defines as including domestic and foreign treasury bills, notes, commercial paper, certificates of deposit, corporate and government debt and other forms of indebtedness.

The Fund will invest primarily (long only) in fixed income securities issued by U.S. and foreign companies and governments. The Fund may invest in bond futures, individual domestic and foreign government notes and bonds or domestic and foreign corporate debt. The Fund's foreign investments will be in companies and governments of developed countries.

The Fund's investments will be weighted based on the volatility of each investment. Volatility is a measure of the historical dispersion of an investment's price compared to its mean. The weight of each investment is defined by its own volatility relative to the average volatility of other investments. Investments with lower volatility receive a higher weighting and investments with higher volatility receive a lower weighting. The Fund tactically reduces its exposure to a country's markets during periods of significant market decline and reinvests when market prices have rebounded or have further declined. The term "Enhanced" in the Fund's name refers to the feature designed to enhance risk-adjusted returns while attempting to minimize downside market risk through defensive positioning, as described below.

The Fund's target fixed income portfolio duration is 2 to 10 years; however, the Fund may reduce the portfolio duration based on the rising trend of yields or the declining trend of fixed income securities prices. In considering fixed income securities or indirect investments in fixed income securities, the credit rating for these securities is expected to be primarily investment grade (defined as having a rating of BBB- and above). However, up to 20% of the fixed income portfolio may be composed of lower-quality corporate notes and bonds rated B- or higher, which are commonly referred to as "junk bonds."

The Fund seeks to limit risk during unfavorable (non-normal) market conditions in a country by reducing its exposure to that country's market. Market conditions are measured by reference to the value of the country's generally accepted 10-year treasury or government note ("10-year treasury"). During a period of market decline, defined as a decline of 2% or more from the all-time daily high closing value of the country's 10-year treasury, the Fund's exposure to that country's market may be as low as 25% depending on the magnitude and duration of such decline.

If the decline in the all-time daily high closing value of a country's 10-year treasury declines by 2% or more when measured at week-end, the Fund will liquidate approximately 75% of its position in such country. The Fund will invest the proceeds of such liquidation primarily in cash and cash equivalents, including money market funds, short-term government bonds, Treasury bills, and/or commercial paper.

If the all-time daily high closing value of the country's 10-year treasury declines by 4% or more when measured at week-end, the Fund will begin to reinvest in the country's market. The Fund will return to being fully invested in the country at such time that the week-end closing value of the country's 10-year treasury either declines by 8% or more from its all-time daily high closing value or returns to a closing value that is less than a 2% decline from its all-time daily high closing value. The Fund will make any prescribed liquidation or reinvestment based only upon week-end values.

For purposes of the Fund's investment strategy, "net assets" includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Principal Risks of Investing in the Fund

The Fund's investments are subject to the following principal risks:

■  Defensive Positioning Risk. Because the Fund's allocation to cash versus securities is determined at week-end, there is a risk that the Fund will not react to changes in a country's market conditions that occur between reallocations. The Fund will incur transaction costs and potentially adverse tax consequences in the event it allocates to cash. There is no guarantee that the Fund's liquidation and reinvestment strategy, if employed, will be successful.

Victory CEMP Enhanced Fixed Income Fund Summary (continued)

■  Fixed Income Risk. The value of the Fund's direct or indirect investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The value of fixed income securities typically falls when an issuer's credit quality declines and may even become worthless if an issuer defaults.

■  Foreign Investment Risk.

■  Foreign Exposure Risk. Special risks associated with investments in foreign markets may include less liquidity, greater volatility, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

■  Currency Risk. The Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the US dollar. Additionally, certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

■  Futures Risk. The Fund's use of futures contracts exposes the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for securities.

■  Junk Bond Risk. Lower-quality fixed income securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default. These securities are considered speculative.

■  Leverage Risk. Using derivatives to increase the Fund's long exposure creates leverage, which can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

■  Management Risk. The Adviser may not execute the Fund's principal investment strategy effectively.

■  Market Risk. Overall securities market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Victory CEMP Enhanced Fixed Income Fund Summary (continued)

Performance:

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C and Class I shares of the Fund, including applicable maximum sales charges, compare to those of the Barclays U.S. Government Intermediate Government Index and Barclays Global Treasury ex U.S. Index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at CompassEMPFunds.com.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge. If one were included, results would be lower.)

Best Quarter:  12/31/14  1.15%

Worst Quarter:  6/30/13  -3.00%

The year-to-date total return of the Fund's Class A shares as of September 30, 2015 was 0.40%

Victory CEMP Enhanced Fixed Income Fund Summary (continued)

Average Annual Total Returns (For the periods ended 12/31/14)	1 Year	Since Inception (11/19/2012)
Class A returns before taxes	-2.67%	-2.47%
Class A returns after taxes on distributions	-3.32%	-2.82%
Class A returns after taxes on distributions and sale of fund shares	-1.51%	-2.03%
Class C returns before taxes	2.49%	-0.40%
Class I returns before taxes	3.49%	0.55%
Barclays U.S Government Intermediate Government Index reflects no deduction for fees, expenses or taxes	2.52%	0.50%
Barclays Global Treasury ex U.S. Index reflects no deduction for fees, expenses or taxes	-2.77%	-3.78%

Management of the Fund:

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's Compass EMP investment team (referred to as an investment franchise).

Portfolio Managers

Stephen Hammers is a Chief Investment Officer (Compass EMP) of the Adviser and has been a Portfolio Manager of the Fund since its inception in 2012.

David Hallum is a Portfolio Manager of the Adviser and has been a Portfolio Manager of the Fund since its inception in 2012.

Dan Banaszak is a Portfolio Manager of the Adviser and has been a Portfolio Manager of the Fund since its inception in 2012.

Alex Pazdan is a Portfolio Manager of the Adviser and has been a Portfolio Manager of the Fund since its inception in 2012.

Rob Bateman is a Portfolio Manager of the Adviser and has been a Portfolio Manager of the Fund since its inception in 2012.

Victory CEMP Enhanced Fixed Income Fund Summary (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $50. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payment to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services for investments in all classes. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

The Victory Funds

P.O. Box 182593
Columbus, OH 43218-2593

CEMP-EFI-SUMPRO (10/15)